UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 01, 2025

Aveanna Healthcare Holdings Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40362	81-4717209
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Interstate North Parkway SE
Atlanta, Georgia		30339
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 770 441-1580

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AVAH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K (this “Amendment”) is being filed by Aveanna Healthcare Holdings Inc., a Delaware corporation (the “Company”) for the purpose of amending and supplementing Item 3.02 of that certain Current Report on Form 8-K originally filed by the Company with the U.S. Securities and Exchange Commission on April 3, 2025 (the “Original Form 8-K”). This Amendment is being filed to provide the total number of shares of the Company’s common stock, par value $0.01 (the “Common Stock”), that the Company issued as merger consideration pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated April 1, 2025, by and among the Company, Pediatric Services of America, LLC, a Georgia limited liability company (the “Purchaser”), Aveanna Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Purchaser (the “Company Merger Sub”), Aveanna Blocker Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Purchaser (the “Blocker Merger Sub”), Thrive Skilled Pediatric Care, LLC, a Delaware limited liability company (“Thrive”), SP GE IX-B Thrive Blocker Corp., a Delaware corporation (“Blocker”), and Shareholder Representative Services LLC, a Colorado limited liability company, pursuant to which the Company Merger Sub merged with and into Thrive (the “Company Merger”) and the Blocker Merger Sub merged with and into the Blocker (the “Blocker Merger” and together with the Company Merger, the “Mergers”). The total number of Common Stock shares issued as merger consideration was not available at the time of filing the Original Form 8-K. No other changes have been made to the Original Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 3.02 of the Original Form 8-K is hereby supplemented as follows:

On June 2, 2025, the closing of the Mergers occurred, and the Company issued 11,184,588 shares of Common Stock as merger consideration in accordance with the terms of the Merger Agreement. This issuance of the shares of Common Stock did not involve a public offering and was exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Section 4(a)(2) of the Securities Act, which exempts transactions by an issuer not involving any public offering.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated June 4, 2025 announcing the completion of the acquisition of Thrive Skilled Pediatric Care.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVEANNA HEALTHCARE HOLDINGS INC.

Date:	June 4, 2025	By:	/s/ Jeff Shaner
Jeff Shaner Chief Executive Officer (Principal Executive Officer)